UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2023

Bubblr, Inc.

(Exact name of registrant as specified in its charter)

Wyoming	333-260902	86-2355916
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

21 West 46th Street New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(646) 814-7184

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. [_]

SECTION 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 1, 2023, Stephen Morris resigned as our interim Chief Executive Officer.

On April 1, 2023, we appointed Stephen Morris as Chief Technical Officer and Chair, and Timothy Burks as Chief Executive Officer of our company. We have appointed Mr. Burks as a member of our Board of Directors.

The employment history for Mr. Morris is provided for in our Current Report on Form 8-K filed with the Securities and Exchange Commission on January 27, 2023, which is incorporated herein by reference.

On April 1, 2023, our board of directors approved an amended employment agreement and stock option grant in favor of our Chief Technical Officer, Mr. Morris. The description of the agreement and grant provided below is qualified in its entirety by reference to the complete terms of the agreement and grant, copies of which are attached hereto as Exhibits 10.1 and 10.2 and incorporated by reference herein.

The amended employment agreement with Mr. Morris provides that we will compensate him with a yearly salary of $180,000, to be increased to $450,000 upon securing $5m in capital. We also agreed to grant Mr. Morris an option to purchase 3,360,000 shares of common stock at $0.187 per share, fully vested. He is also entitled to health and vacation benefits and six-month severance if terminated for good cause or if he resigns for good reason in a constructive termination. Mr. Morris agreed to a two-year non-solicit restrictive covenant.

Mr. Morris has material direct or indirect interests in transactions with us over the last two years, as provided for in our Current Report on Form 8-K filed with the Securities and Exchange Commission on January 27, 2023, and Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 29, 2023, which are incorporated herein by reference.

Prior to joining Bubblr, Mr. Burks was CEO of Santech Solutions, a boutique consulting company focused on helping customers create new products and services in the IT, Telecommunications, and Data Center fields. Prior to Santech, Tim was COO of Telecom Asset Management, a global Telecom and Data Center Infrastructure Advisory firm. Prior to joining TAM, Tim was a Partner with Accenture, where he led both organic and acquisition-based new business launches. He also served as the COO for Accenture Marketing Sciences and Managing Director of Accenture Business Resilience Services. Prior to joining Accenture, Tim co-founded and served as Senior Vice President and Chief Operating Officer for London-based CityReach International, Ltd, a Pan-European provider of complex data center facilities management and managed IT hosting services. Mr. Burks held international leadership positions with internet pioneers PSINet and ANS Communications, the networking division of America-On-Line. his early career was spent in the U.S. Army as an Electronic Warfare and Communications Systems Specialist in the U.S., Europe, and Asia.

Mr. Burks has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

On April 1, 2023, our board of directors approved an employment agreement and stock option grant in favor of our Chief Executive Officer, Mr. Burks. The description of the agreement and grant provided below is qualified in its entirety by reference to the complete terms of the agreement and grant, copies of which are attached hereto as Exhibits 10.3 and 10.4 and incorporated by reference herein. Aside from the employment agreement and stock grant, there are no material direct or indirect interests in transactions with us over the last two years.

The employment agreement with Mr. Burks provides that we will compensate him with a yearly salary of $240,000, to be increased to $600,000 upon securing $5m in capital. We also agreed to grant Mr. Burks an option to purchase 4,800,000 shares of common stock, at $0.17 per share, with 40% vesting after 90 days of service and 60% vesting monthly over the following two years. He is also entitled to health and vacation benefits and, after 90 days of employment, six-month severance if terminated for good cause or if he resigns for good reason in a constructive termination. Mr. Burks agreed to a two-year non-solicit restrictive covenant.

2

On April 1, 2023, our board of directors approved an amended employment agreement and stock option grant in favor of our Chief Financial Officer, Mr. Chetwood. The description of the agreement and grant provided below is qualified in its entirety by reference to the complete terms of the agreement, a copy of which is attached hereto as Exhibits 10.5 and 10.6 and incorporated by reference herein.

The amended employment agreement with Mr. Chetwood provides that we will compensate him with a yearly salary of $180,000, to be increased to $450,000 upon securing $5m in capital. We also agreed to grant Mr. Chetwood 3,360,000 Stock Options with 40% vesting after 90 days of service and 60% vesting monthly over the following two years. He is also entitled to health and vacation benefits and, after 90 days of employment, six-month severance if terminated for good cause or if he resigns for good reason in a constructive termination. Mr. Chetwood agreed to a two-year non-solicit restrictive covenant.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Amended Employment Agreement dated April 1, 2023, with Stephen Morris
10.2	Stock Option Grant dated April 1, 2023, with Stephen Morris
10.3	Employment Agreement dated April 1, 2023, with Timothy Burks
10.4	Stock Option Grant dated April 1, 2023, with Timothy Burks
10.5	Amended Employment Agreement dated April 1, 2023, with David Chetwood
10.6	Stock Option Grant dated April 1, 2023, with David Chetwood

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 6, 2023	Bubblr, Inc.

	By:	/s/ David Chetwood
	Name: Title:	David Chetwood Chief Financial Officer

4